UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2024

ARCADIUM LITHIUM PLC

(Exact name of registrant as specified in its charter)

Bailiwick of Jersey	001-38694	98-1737136
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1818 Market Street, Suite 2550 Philadelphia, PA United States 19103	Suite 12, Gateway Hub Shannon Airport House Shannon, Co. Clare Ireland V14 E370

(Address of principal executive offices, including zip code)

215-299-5900	353-1-6875238

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $1.00 per share	ALTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 23, 2024, Arcadium Lithium plc, a public limited company organized under the Laws of the Bailiwick of Jersey (“Arcadium” or the “Company”), held a special court-ordered meeting of shareholders (the “Scheme Meeting”) and an extraordinary general meeting of shareholders (the “Company GM”), in each case, in connection with the previously announced transaction with Rio Tinto BM Subsidiary Limited, a private limited company incorporated under the Laws of England & Wales (the “Buyer”), pursuant to which all of the ordinary shares, par value $1.00 per share, of the Company (the “Company Shares”), including the Company Shares represented by CHESS depositary interests issued by the Company and listed on the financial market operated by ASX Limited, then outstanding shall be transferred from the shareholders of the Company to Buyer in exchange for the right to receive an amount in cash, without interest, equal to $5.85 per Company Share.

As of November 18, 2024, the record date for the Scheme Meeting and Company GM, there were 1,075,658,355 Company Shares in issue and entitled to vote at each of the Scheme Meeting and the Company GM. At the Scheme Meeting, the holders of 722,544,479 Company Shares, representing approximately 67.17% of the issued Company Shares entitled to vote at the Scheme Meeting were present in person or virtually or represented by proxy, constituting a quorum to conduct business. At the Company GM, the holders of 712,861,602 Company Shares, representing approximately 66.27% of the issued Company Shares entitled to vote at the Company GM were present in person or virtually or represented by proxy, constituting a quorum to conduct business. The final results of voting on each of the items submitted to a vote of the shareholders at the Scheme Meeting and the Company GM are as follows:

Scheme Meeting

Scheme Proposal: To approve the scheme of arrangement in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Royal Court of Jersey.

The following votes were cast at the meeting (in person or by proxy) and the proposal was approved by the required majority in number of the Company shareholders on the Company’s register representing 75% or more of the votes cast by those Company shareholders who voted in person or by proxy at the Scheme Meeting:

	Votes For	Votes Against
Company Shareholders on the Company’s register in Number	176	17
Votes Cast	708,235,861	14,308,618

Company GM

Compensation Proposal: To approve, on a non-binding, advisory basis, specified golden parachute compensatory arrangements between the Company and its named executive officers relating to the transaction.

The following advisory votes were cast at the meeting (in person or by proxy) and the proposal was approved by the required majority of the votes cast by the Company shareholders who voted in person or by proxy at the Company GM:

Votes For	Votes Against	Votes Abstained
663,302,442	47,121,794	2,437,366

Scheme and Articles Amendment Proposal: To authorize the directors of the Company to take all such actions as they consider necessary or appropriate for carrying the scheme of arrangement into effect and to amend the articles of association of the Company so that any Company Shares that are issued on or after the Voting Record Time (as defined in the scheme of arrangement) to persons other than the Buyer or its nominees will either be subject to the terms of the scheme of arrangement or immediately and automatically acquired by it and/or its nominees for the scheme consideration.

The following votes were cast at the meeting (in person or by proxy) and the proposal was approved by the required 66 2/3% of the votes cast by the Company shareholders who voted in person or by proxy at the Company GM:

Votes For	Votes Against	Votes Abstained
697,926,394	13,800,589	1,134,619

Item 8.01	Other Events.

On December 23, 2024, Arcadium issued a press release announcing the results of the Scheme Meeting and the Company GM. A copy of this press release is attached hereto as Exhibit 99.1 to this report and is incorporated by reference herein.

Forward-Looking Statements

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this Current Report on Form 8-K (this “Form 8-K”) are forward-looking statements. In some cases, we have identified forward-looking statements by such words or phrases as “will likely result,” “is confident that,” “expect,” “expects,” “should,” “could,” “may,” “will continue to,” “believe,” “believes,” “anticipates,” “predicts,” “forecasts,” “estimates,” “projects,” “potential,” “intends” or similar expressions identifying “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including the negative of those words and phrases. Such forward-looking statements are based on our current views and assumptions regarding future events, future business conditions and the outlook for the Company based on currently available information. There are important factors that could cause Arcadium’s actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the factors described under the caption entitled “Risk Factors” in Arcadium’s 2023 Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 29, 2024, as well as other SEC filings and public communications. Although Arcadium believes the expectations reflected in the forward-looking statements are reasonable, Arcadium cannot guarantee future results, level of activity, performance or achievements. Moreover, neither Arcadium nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Arcadium is under no duty to update any of these forward-looking statements after the date of this Form 8-K to conform its prior statements to actual results or revised expectations.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release, dated December 23, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCADIUM LITHIUM PLC

By:	/s/ Gilberto Antoniazzi
	Name: Title:	Gilberto Antoniazzi Vice President and Chief Financial Officer

Dated: December 23, 2024